SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2016

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7720

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 19, 2016, the Company entered into an Exchange Agreement (“Exchange Agreement”) with SynBio, LLC, one of the company’s largest shareholders, relating to the conversion of 970,000 shares of SynBio’s common stock into shares of its newly designated Series A Preferred Stock on a one for one basis. This was done primarily to meet certain requirements of the Company’s proposed NASDAQ up list as previously discussed. For details on the terms of the Series A Preferred Stock see Item 8.01 below. See also Item 3.02 below.

The foregoing description of this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Exchange Agreement described in Item 1.01 above, on September 23, 2016, the Company completed the exchange which resulted in the retirement of 970,000 common shares and the issuance of 970,000 shares of Series A Preferred Stock.

The issuance described in this Current Report on Form 8-K has been determined to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. The Investor has represented that they are an accredited investor, as that term is defined in Regulation D, and has acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

8.01 Other Events

On September 13, 2016, the Company filed a Certificate of Designation with the Nevada Secretary of State classifying and designating Series A Preferred Stock (the “Certificate of Designation”) in connection with entering into the Exchange Agreement described herein. Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 8.01.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation
10.1	Agreement of Exchange

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

President, Chief Executive Officer

Date: September 23, 2016